NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED MAY 6, 2024

TO PROSPECTUSES

Nuveen Managed Accounts Portfolios Trust

Prospectus dated November 30, 2023

Prospectus dated February 29, 2024

1.	The first sentence of the second paragraph of each “Portfolio Summary—Purchase and Sale of Shares” section is deleted and replaced with the following:

Shares may be redeemed on any business day, which is any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading.

2.	The first paragraph of the section “General Information—Purchases and Redemptions—Calculation of Share Price” is deleted and replaced with the following:

Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Generally, the NYSE and its affiliated exchanges are closed on weekends and national holidays. The share price you pay depends on when a Portfolio receives your order. Orders received by a Portfolio, and verified as described below, before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

3.	The first sentence of the first paragraph of the section “General Information—Purchases and Redemptions—Redemption Procedures” is deleted and replaced with the following:

Shares may be redeemed on any business day, which is any day the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for business.

4.	The first sentence of the third paragraph of the section “General Information—Purchases and Redemptions—Redemption Procedures” is deleted and replaced with the following:

Redemptions may be suspended when trading on the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAPPRO-0524P